UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 28,  2017

ALKERMES PUBLIC LIMITED COMPANY

(Exact name of registrant as specified in its charter)

Ireland	001-35299	98-1007018
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Connaught House, 1 Burlington Road
Dublin 4, Ireland
(Address of principal executive offices)		(Zip Code)

(Registrant's telephone number, including area code): + 353-1-772-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01  Other Events.

On November 28, 2017, the United States Patent and Trademark Office’s Patent Trials and Appeal Board (the “PTAB”) upheld U.S. Patent Number 6,667,061 (the “‘061 Patent”) that was challenged via the inter partes review process by Luye Pharma Group Ltd., Luye Pharma (USA) Ltd., Shandong Luye Pharmaceutical Co., Ltd., and Nanjing Luye Pharmaceutical Co., Ltd. (collectively, “Luye”).

The ‘061 Patent is an Orange Book-listed patent for each of Bydureon®,  Risperdal Consta®  and Vivitrol®.

Luye has 30 days from entry of the final decision to file a request for rehearing with the PTAB. Alkermes plc, together with its affiliates (collectively, the “Company”), will oppose any attempt by Luye to reverse the PTAB’s decision upholding the validity of the ‘061 Patent and will continue to vigorously defend the  ‘061 Patent.

Note Regarding Forward-Looking Statements

Certain statements set forth in Item 8.01 above constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, but not limited to, statements concerning: the Company’s ability to oppose any attempt by Luye to reverse the PTAB’s decision upholding the validity of the ‘061 Patent and the Company’s ability to defend the ‘061 Patent. The Company cautions that forward-looking statements are inherently uncertain. Although the Company believes that such statements are based on reasonable assumptions within the bounds of its knowledge of its business and operations, the forward-looking statements are neither promises nor guarantees and they are necessarily subject to a high degree of uncertainty and risk. Actual performance and results may differ materially from those expressed or implied in the forward-looking statements due to various risks and uncertainties. These risks and uncertainties include those risks and uncertainties described in the Alkermes plc Annual Report on Form 10-K for the year ended Dec. 31, 2016, and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2017 and Sept. 30, 2017 and in subsequent filings made by the Company with the U.S. Securities and Exchange Commission (“SEC”), which are available on the SEC’s website at www.sec.gov. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as required by law, the Company disclaims any intention or responsibility for updating or revising any forward-looking statements contained in Item 8.01 above.

Note Regarding Trademarks

Vivitrol®  is a registered trademark of the Company. Bydureon® is a registered trademark of Amylin Pharmaceuticals, LLC. Risperdal Consta® is a registered trademark of Johnson & Johnson (or its affiliates).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALKERMES PLC
Date: November 28, 2017	By:	/s/ David J. Gaffin
David J. Gaffin
Senior Vice President, Chief Legal Officer